Exhibit 99.1

Source: INTEGRATED WELLNESS ACQUISITION CORP
December 17, 2025 08:50 ET

Integrated Wellness Acquisition Corp. Shareholders Approve Proposed Business Combination with Btab Ecommerce Group, Inc.

New York, NY and Sydney, Australia, Dec. 17, 2025 (GLOBE NEWSWIRE) -- Integrated Wellness Acquisition Corp (OTC: WELNF) (“IWAC”), a publicly traded special purpose acquisition company, today announced that its shareholders have voted to approve the previously announced business combination with Btab Ecommerce Group, Inc., (OTC: BBTT) (“Btab”), a global e-commerce and technology company. The vote occurred at IWAC’s Extraordinary General Meeting of Shareholders held on December 8, 2025, during which all shareholder proposals required to consummate the merger were approved.

The business combination is expected to close following the satisfaction or waiver of customary closing conditions outlined in the proxy statement/prospectus filed with the U.S. Securities and Exchange Commission (“SEC”), including but not limited to obtaining applicable exchange listing approvals for the combined company and requisite financing to fulfill applicable listing requirements. Upon closing, the combined company is expected to operate under the name Btab Ecommerce Holdings, Inc. and the company has applied to trade its common stock and warrants under the new ticker symbols “BTAB” and “BTABW”, respectively.

According to meeting results, shareholders representing a substantial majority of IWAC’s issued and outstanding Class A ordinary shares were present or represented by proxy. The proposals approved included:

• Adoption of the business combination agreement between IWAC and Btab

• Approval of charter, bylaws and governance provisions applicable to the combined entity

• Election of directors for the post-combination public company

• Adoption of the 2025 Omnibus Incentive Plan for employees, officers, and directors

The merger would represent a significant milestone for Btab, which is focused on expanding its technology platforms, merchant marketplace ecosystem, and cross-border e-commerce infrastructure. Following the closing of the transaction, Btab anticipates accelerating its growth initiatives, including its retail technology expansion, partner integrations, and global online merchant onboarding.

“This shareholder approval marks an important step toward bringing Btab to a larger capital market,” said Matthew Malriat, Chief Executive Officer of IWAC. “We look forward to completing the transaction and supporting Btab as it advances its mission of empowering small businesses and scaling digital commerce solutions globally.”

The closing of the business combination remains subject to the satisfaction of customary conditions as detailed in the SEC-filed proxy statement/prospectus, including but not limited to obtaining applicable exchange listing approvals for the combined company and requisite financing to fulfill applicable listing requirements. Upon completion, the combined company is expected to enhance its operational scale, pursue strategic acquisitions, and strengthen its market position across the United States, Australia, and Asia.

About Integrated Wellness Acquisition Corp.

Integrated Wellness Acquisition Corp (OTC: WELNF) is a special purpose acquisition company formed to effect a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization, or similar business combination, IWAC focuses on opportunities in the health, nutrition, fitness, wellness, and beauty sectors, particularly products, devices, applications, and technology driving growth within these fields.

About Btab Ecommerce Group, Inc.

Btab Ecommerce Group (OTC: BBTT) is a global e-commerce and technology company built to unlock global opportunities for entrepreneurs and growing businesses. The company operates a network of digital platforms, product supply chains and business services across the world. From product supply to storefronts, logistics and marketing, Btab delivers the ecosystem businesses need to thrive in the digital economy. For additional information, visit https://btabcorp.com.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed Business Combination between IWAC and Btab, including without limitation statements regarding the anticipated benefits of the Business Combination, the anticipated timing of the Business Combination, the implied enterprise value, future financial condition and performance of Btab and Pubco after the Closing and expected financial impacts of the Business Combination, the satisfaction of closing conditions to the Business Combination, the pre-money valuation of Btab (which is subject to certain inputs that may change prior to the Closing of the Business Combination and is subject to adjustment after the Closing of the Business Combination), the level of redemptions of IWAC’s public shareholders and the products and markets and expected future performance and market opportunities of Btab. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the risk that the proposed Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of IWAC’s securities; (ii) the risk that the proposed Business Combination may not be completed by IWAC’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by IWAC; (iii) the failure to satisfy the conditions to the consummation of the Business Combination; (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; (v) the failure to achieve the minimum amount of cash available following any redemptions by IWAC’s shareholders; (vi) redemptions exceeding a maximum threshold or the failure to meet NASDAQ’s initial listing standards in connection with the consummation of the contemplated Business Combination; (vii) the effect of the announcement or pendency of the Business Combination on Btab’s business relationships, operating results, and business generally; (viii) risks that the proposed Business Combination disrupts current plans and operations of Btab; (ix) the outcome of any legal proceedings that may be instituted against Btab or against IWAC related to the Business Combination Agreement or the proposed Business Combination; (x) changes in the markets in which Btab competes, including with respect to its competitive landscape, technology evolution or regulatory changes; (xi) changes in domestic and global general economic conditions; (xii) risk that Btab may not be able to execute its growth strategies; (xiii) risk that Btab may not be able to develop and maintain effective internal controls; (xiv) costs related to the Business Combination and the failure to realize anticipated benefits of the Business Combination or to realize estimated pro forma results and underlying assumptions, including with respect to estimated shareholder redemptions; (xv) the ability to recognize the anticipated benefits of the proposed Business Combination and to achieve its commercialization and development plans, and identify and realize additional opportunities, which may be affected by, among other things, competition, the ability of Btab to grow and manage growth economically and hire and retain key employees; (xvi) Btab’s limited operating history, its limited financial resources, domestic or global economic conditions, activities of competitors, and the presence of new or additional competition, and conditions of equity markets; and (xvii) those factors discussed in IWAC’s filings with the SEC and that that will be contained in the proxy statement relating to the proposed Business Combination.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the preliminary proxy statement and the amendments thereto, the definitive proxy statement, and other documents to be filed by IWAC from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while Btab and IWAC may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. Neither of Btab or IWAC gives any assurance that Btab or IWAC, or Pubco, will achieve its expectations.

No Offer

This press release will not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Additional Information

IWAC has filed a definitive proxy statement (the “Extension Proxy Statement”) with the SEC in connection with an extraordinary general meeting of shareholders on December 12, 2025 (the “Extension Meeting”), and, beginning on or about November 18, 2025, mailed the Extension Proxy Statement and other relevant documents to its shareholders as of November 3, 2025, the record date for the Extension Meeting. In connection with the Business Combination, IWAC and Btab prepared a registration statement on Form S-4 with the SEC, which includes the definitive proxy statement that was distributed to IWAC’s shareholders in connection with its solicitation for proxies for the vote by IWAC’s shareholders in connection with the Business Combination. Shareholders are urged to read the proxy statements and any other relevant documents filed with the SEC when they become available because, among other things, they will contain updates to the financial, industry and other information herein as well as important information about IWAC, Btab and the Business Combination. Shareholders of IWAC are able to obtain free copies of the proxy statements, as well as other filings containing information about IWAC, Btab and the Business Combination, without charge, at the SEC’s website located at www.sec.gov. This press release does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in Solicitation

IWAC, Btab and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from IWAC’s shareholders in connection with the Business Combination. Shareholders can find information about IWAC’s directors and executive officers and their interest in IWAC can be found in its Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on April 15, 2025. A list of the names of the directors, executive officers, other members of management and employees of IWAC and Btab, as well as information regarding their interests in the Business Combination, are included in the definitive proxy/prospectus filed with the SEC by IWAC and Btab. Additional information regarding the interests of such potential participants in the solicitation process may also be included in other relevant documents when they are filed with the SEC. Shareholders may obtain free copies of these documents from the sources indicated above.

Media Contacts:

Mr. Matthew Malriat

Chief Executive Officer

Integrated Wellness Acquisition Corp

Email: info@integratedwellnessspac.com

Mr. Binson Lau

Chief Executive Officer

Btab Ecommerce Group, Inc.

Email: info@btabcorp.com